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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2003

                            ELECTRIC FUEL CORPORATION
             (Exact name of registrant as specified in its charter)

             DELAWARE                   0-23336              95-4302784
   (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)             File Number)        Identification No.)

632 BROADWAY, SUITE 1200, NEW YORK, NEW YORK                  10012
   (Address of Principal Executive Offices)                 (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (646) 654-2107


          (Former name or former address, if changed since last report)



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                                Page 1 of 9 Pages
                         Exhibit Index appears on Page 3

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 3, 2002, we amended various agreements between ourselves and the holders of our 9% Secured Convertible Debentures due June 30, 2005, including the registration rights agreement between us, as follows:

         The registration rights agreement had provided that a registration statement, covering the shares underlying our debentures and the warrants issued as part of the debenture financing, was required to be declared effective by the Securities and Exchange Commission on or before March 31, 2003. If not, we would be required to pay liquidated damages of $35,000 for the month of April, $52,500 for the month of May (if the registration statement were not declared effective by April 30, 2003), and $70,000 for the month of June and each month thereafter until the registration statement was declared effective.

         Under the terms of our amendment agreement, our debenture holders agreed to waive the damages entirely for the month of April and to assess liquidated damages of $17,500 for the month of May, damages of $52,500 for the month of June, and $70,000 for the month of July and thereafter. In return, we agreed to adjust the conversion price of the debentures (which were issued with a conversion price of $0.75 per share) and exercise price of the warrants (which were issued with exercise prices ranging from $0.84 per share to $0.93 per share) to $0.64 per share.

         Reference is made to the exhibits filed with our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on January 6, 2003 for the text of the registration rights agreement, the form of debenture, and the form of warrants.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  Exhibit
  Number                   Description
  ---------                -----------
       1............ Amendment Agreements dated April 3, 2003



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ELECTRIC FUEL CORPORATION
                                    (REGISTRANT)


                            By:      /S/ ROBERT S. EHRLICH
                                    -----------------------------------
                            Name:   Robert S. Ehrlich
                            Title:  Chairman of the Board, President
                                    and Chief Executive Officer

Dated:   April 4, 2003


                                      -2-
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                                  EXHIBIT INDEX


         The following exhibits are filed with the Current Report on Form 8-K.

  Exhibit
  Number                   Description
  ---------                -----------

       1............ Amendment Agreements dated April 3, 2003










                                      -3-
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                                                                      EXHIBIT 1
                                                                      ---------

                                    AMENDMENT
                               DATED APRIL 3, 2003
                                       TO
             REGISTRATION RIGHTS AGREEMENT DATED DECEMBER 31, 2002,
              9% SECURED CONVERTIBLE DEBENTURES DUE JUNE 30, 2005,
                      AND WARRANTS ISSUED DECEMBER 31, 2002


         Amendment (the "AMENDMENT") dated April 3, 2003 to (i) the Registration Rights Agreement between Electric Fuel Corporation (the "COMPANY") and, inter alia, ZLP Master Technology Fund, Ltd. (the "PURCHASER") entered into as of December 31, 2002 (the "REGISTRATION RIGHTS AGREEMENT"), (ii) the 9% Secured Convertible Debenture due June 30, 2005, No. D-1, issued by the Company to the Purchaser on December 31, 2002 (the "DEBENTURE"), and (iii) the warrants ("WARRANTS") to purchase common stock, Nos. A-3, B-3, and C-3, issued by the Company to the Purchaser on December 31, 2002.

         The Company and the Purchaser hereby agree as follows:

              1. The definition of "Effectiveness Date" in the Registration Rights Agreement is hereby amended to replace the phrase "the 90th day" in each and every place in which it occurs with the phrase "the 120th day."

              2. Section 2(b) of the Registration Rights Agreement is hereby amended to delete the number "1%" and to insert in its place and stead the number "0.5%".

              3. The definition of "Conversion Price" in the Debenture is hereby amended to delete the sum "$.75" and to insert in its place and stead the sum "$0.64".

              4. The first full paragraph of Warrant No. A-3 is hereby amended to delete the sum "$0.84" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

              5. The first full paragraph of Warrant No. B-3 is hereby amended to delete the sum "$0.89" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

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              6. The first full  paragraph of Warrant No. C-3 is hereby  amended to delete the sum "$0.93" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                              ELECTRIC FUEL CORPORATION


                              By:
                                  ----------------------------------------------
                              Name and Title: Robert S. Ehrlich, President & CEO




                              ZLP MASTER TECHNOLOGY FUND, LTD.


                              By:
                                  ----------------------------------------------
                              Name and Title:




                                      -2-
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                                    AMENDMENT
                               DATED APRIL 3, 2003
                                       TO
             REGISTRATION RIGHTS AGREEMENT DATED DECEMBER 31, 2002,
              9% SECURED CONVERTIBLE DEBENTURES DUE JUNE 30, 2005,
                      AND WARRANTS ISSUED DECEMBER 31, 2002


         Amendment (the "AMENDMENT") dated April 3, 2003 to (i) the Registration Rights Agreement between Electric Fuel Corporation (the "COMPANY") and, inter alia, Smithfield Fiduciary LLC (the "PURCHASER") entered into as of December 31, 2002 (the "REGISTRATION RIGHTS AGREEMENT"), (ii) the 9% Secured Convertible Debenture due June 30, 2005, No. D-2, issued by the Company to the Purchaser on December 31, 2002 (the "DEBENTURE"), and (iii) the warrants ("WARRANTS") to purchase common stock, Nos. A-1, B-1, and C-1, issued by the Company to the Purchaser on December 31, 2002.

         The Company and the Purchaser hereby agree as follows:

              1. The definition of "Effectiveness Date" in the Registration Rights Agreement is hereby amended to replace the phrase "the 90th day" in each and every place in which it occurs with the phrase "the 120th day."

              2. Section 2(b) of the Registration Rights Agreement is hereby amended to delete the number "1%" and to insert in its place and stead the number "0.5%".

              3. The definition of "Conversion Price" in the Debenture is hereby amended to delete the sum "$.75" and to insert in its place and stead the sum "$0.64".

              4. The first full paragraph of Warrant No. A-1 is hereby amended to delete the sum "$0.84" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

              5. The first full paragraph of Warrant No. B-1 is hereby amended to delete the sum "$0.89" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

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              6. The first full  paragraph of Warrant No. C-1 is hereby  amended to delete the sum "$0.93" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                             ELECTRIC FUEL CORPORATION



                              By:
                                  ----------------------------------------------
                              Name and Title: Robert S. Ehrlich, President & CEO





                              SMITHFIELD FIDUCIARY LLC



                              By:
                                   ---------------------------------------------
                              Name and Title:



                                      -2-

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                                    AMENDMENT
                               DATED APRIL 3, 2003
                                       TO
             REGISTRATION RIGHTS AGREEMENT DATED DECEMBER 31, 2002,
              9% SECURED CONVERTIBLE DEBENTURES DUE JUNE 30, 2005,
                      AND WARRANTS ISSUED DECEMBER 31, 2002


         Amendment (the "AMENDMENT") dated April 3, 2003 to (i) the Registration Rights Agreement between Electric Fuel Corporation (the "COMPANY") and, inter alia, Vertical Ventures Investments, LLC (the "PURCHASER") entered into as of December 31, 2002 (the "REGISTRATION RIGHTS AGREEMENT"), (ii) the 9% Secured Convertible Debenture due June 30, 2005, No. D-3, issued by the Company to the Purchaser on December 31, 2002 (the "DEBENTURE"), and (iii) the warrants ("WARRANTS") to purchase common stock, Nos. A-2, B-2, and C-2, issued by the Company to the Purchaser on December 31, 2002.

         The Company and the Purchaser hereby agree as follows:

              1. The definition of "Effectiveness Date" in the Registration Rights Agreement is hereby amended to replace the phrase "the 90th day" in each and every place in which it occurs with the phrase "the 120th day."

              2. Section 2(b) of the Registration Rights Agreement is hereby amended to delete the number "1%" and to insert in its place and stead the number "0.5%".

              3. The definition of "Conversion Price" in the Debenture is hereby amended to delete the sum "$.75" and to insert in its place and stead the sum "$0.64".

              4. The first full paragraph of Warrant No. A-2 is hereby amended to delete the sum "$0.84" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

              5. The first full paragraph of Warrant No. B-2 is hereby amended to delete the sum "$0.89" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

              6. The first full paragraph of Warrant No. C-2 is hereby amended to delete the sum "$0.93" and to insert in its place and stead the sum "$0.64", and thereby to amend the definition of "Exercise Price" contained in such paragraph.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                            ELECTRIC FUEL CORPORATION



                             By:
                                 ----------------------------------------------
                             Name and Title: Robert S. Ehrlich, President & CEO





                             VERTICAL VENTURES INVESTMENTS, LLC



                             By:
                                 ----------------------------------------------
                             Name and Title:



                                      -2-



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